SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
For
Intrinsic Value Fund (the "Fund")
Class A, Class B, and Class C

Effective immediately, the table entitled "Example of Expenses" in the Fund's prospectus is replaced with the following:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$687	$695	$295	$195	$195
3 Years	$936	$914	$614	$614	$614
5 Years	$1,213	$1,269	$1,069	$1,069	$1,069
10 Years	$2,004	$2,048	$2,332	$2,048	$2,332
December 13, 2012	LCR122/P101SP